Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of System1, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)

the Annual Report on Form 10-K of the Company for the year ended December 31, 2021 (the “Report”) fully complies with the requirements of section 13(a) or 15(d), as applicable of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2022
	By:	/s/ Tridivesh Kidambi
Tridivesh Kidambi
Chief Financial Officer